SCHEDULE 14A INFORMATION
         Proxy Statement Pursuant to Section 14(a) of the
                 Securities Exchange Act of 1934

                        (Amendment No. __)

Filed by the Registrant      /X/
Filed by a Party other than the Registrant / /

Check the appropriate box:

/   /   Preliminary Proxy Statement
/   /   Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e)(2))
/ X /   Definitive Proxy Statement
/   /   Definitive Additional Materials
/   /   Soliciting Material Pursuant to Section 240.14a-11(c)
        or Section 240.14a-12

                       The Spain Fund, Inc.
 -----------------------------------------------------------------------------
         (Name of Registrant as Specified In Its Charter)


 -----------------------------------------------------------------------------
            (Name of Person(s) Filing Proxy Statement,
                  if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
/ X / No fee required
/ / Fee computed on table below per Exchange Act Rule 14a6(i)(1) and 0-11.

     (1) Title of each class of securities to which transaction applies:

-----------------------------------------------------------------------------
     (2)  Aggregate number of securities to which transaction
          applies:
-----------------------------------------------------------------------------
     (3)  Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth
          the amount on which the filing fee is calculated and
          state how it was determined):
-----------------------------------------------------------------------------
     (4)  Proposed maximum aggregate value of transaction:
-----------------------------------------------------------------------------
     (5) Total fee paid:
-----------------------------------------------------------------------------

/ /   Fee paid previously with preliminary materials. / /
      Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

     (2)  Form, Schedule or Registration Statement No.:

     (3)  Filing Party:

     (4)  Date Filed:

[LOGO] (SM)                                    THE SPAIN FUND, INC.

-----------------------------------------------------------------
1345 Avenue of the Americas, New York, New York 10105
Toll Free (800) 221-5672
-----------------------------------------------------------------

             NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          June 30, 2004

To the Stockholders of The Spain Fund, Inc.:

     Notice is hereby given that the Annual Meeting of Stockholders (the "Meeting") of The Spain Fund, Inc., a Maryland corporation (the "Fund"), will be held at the offices of the Fund, 1345 Avenue of the Americas, 41st Floor, New York, New York
10105, on Wednesday, June 30, 2004 at 11:00 a.m., for the following purposes, which are more fully described in the accompanying Proxy Statement dated June 3, 2004:

     1. To elect five Directors of the Fund to hold office for a term of either one, two or three years, each such Director to hold office until his or her successor is duly elected and qualifies; and

     2. To transact such other business as may properly come before the Meeting.

     The Board of Directors has fixed the close of business on May 14, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting or any postponement or adjournment thereof. The enclosed proxy is being solicited on behalf of the Board of Directors of the Fund. Each stockholder who does not expect to attend the Meeting in person is requested to complete, date, sign and promptly return the enclosed proxy card.

                              By Order of the Board of Directors,

                              Mark R. Manley
                              Secretary

New York, New York
June 3, 2004

-----------------------------------------------------------------
                      YOUR VOTE IS IMPORTANT

     Please indicate your voting directions on the enclosed Proxy Card, sign and date it, and return it in the envelope provided, which needs no postage if mailed in the United States. Your vote is very important no matter how many shares you own. Please mark and mail your proxy card promptly in order to save the Fund any additional expense of further proxy solicitation and in order for the Meeting to be held as scheduled.
-----------------------------------------------------------------

(SM) This registered service mark used under license from the owner.

                         PROXY STATEMENT

                       THE SPAIN FUND, INC.

                   1345 Avenue of the Americas
                     New York, New York 10105

                          --------------
                  ANNUAL MEETING OF STOCKHOLDERS

                          June 30, 2004

                    -------------------------

                           INTRODUCTION

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of The Spain Fund, Inc., a Maryland corporation (the "Fund"), to be voted at the Annual Meeting of Stockholders of the Fund (the "Meeting"), to be held at the offices of the Fund, 1345 Avenue of the Americas, 41st Floor, New York, New York 10105, on Wednesday, June 30, 2004 at 11:00 a.m. The solicitation will be made by mail and the cost will be borne by the Fund. The Notice of Meeting, this Proxy Statement and the accompanying Proxy Card are being mailed to stockholders on or about June 3, 2004.

     The Board of Directors has fixed the close of business on May 14, 2004 as the record date for the determination of stockholders entitled to notice of, and to vote at, the Meeting and at any postponement or adjournment thereof (the "Record Date"). The outstanding voting shares of the Fund as of the Record Date consisted of 8,680,966 shares of common stock, each share being entitled to one vote. All properly executed and timely received proxies will be voted at the Meeting in accordance with the instructions marked thereon or otherwise provided therein. Accordingly, unless instructions to the contrary are marked, proxies solicited on behalf of the Board of Directors will be voted for the election of five Directors (Proposal One). Any stockholder may revoke that stockholder's proxy at any time prior to the exercise thereof by giving written notice to the Secretary of the Fund at 1345 Avenue of the Americas, New York, New York 10105, by signing and delivering to the Secretary another proxy of a later date or by personally voting at the Meeting.

     Properly executed proxies may be returned with instructions to abstain from voting or to withhold authority to vote (an "abstention"). The shares represented by abstentions will be considered present for purposes of determining the existence of a quorum for the transaction of business. With respect to Proposal One, which is a matter to be determined by an affirmative vote of the holders of a majority of the outstanding shares of common stock of the Fund, an abstention will have the effect of a vote against the Proposal. If any proposal, other than Proposal One, properly comes before the Meeting, shares represented by proxies will be voted on all such proposals in the discretion of the person or persons holding the proxies.

     A quorum for the Meeting will consist of the presence in person or by proxy of the holders of a majority of the shares entitled to vote at the Meeting. Whether or not a quorum is present at the Meeting, if sufficient votes in favor of the position recommended by the Board of Directors on Proposal One are not timely received, the persons named as proxies may, but are under no obligation to, with no other notice than announcement at the Meeting, propose and vote for one or more adjournments of the Meeting for up to 120 days after the Record Date to permit further solicitation of proxies. Shares represented by proxies indicating a vote contrary to the position recommended by the Board of Directors on Proposal One will be voted against adjournment as to that proposal.

     The Fund will bear the cost of this Proxy Statement. The
Fund has engaged Mutual Fund Investor Connect, 60 East 42nd
Street, New York, New York 10165, to assist the Fund in soliciting proxies for the Meeting. The Fund will pay Mutual Fund
Investor Connect a fee of $2,000 for its services plus reimbursement of out-of-pocket expenses.

                           PROPOSAL ONE

                      ELECTION OF DIRECTORS

     At the Meeting, five Directors will be elected to serve for terms of one, two and three years, as the case may be, and until his or her successor is duly elected and qualifies. The affirmative vote of the holders of a majority of the outstanding shares of common stock of the Fund is required to elect a Director. It is the intention of the persons named in the enclosed proxy card to nominate and vote in favor of election of the nominees listed below.

     Pursuant to the Charter and Amended and Restated Bylaws of the Fund (the "Bylaws"), the Board of Directors is divided into three classes. The terms of the members of Class Three will expire as of the Meeting and when their successors are duly elected and qualify, the terms of the members of Class One will expire as of the annual meeting of stockholders for 2005 and when their successors are duly elected and qualify, and the terms of the members of Class Two will expire as of the annual meeting of stockholders for 2006 and when their successors are duly elected and qualify. Upon expiration of the terms of office of the members of each class as set forth above, the terms of their successors in that class will continue until the end of their terms and until their successors are duly elected and qualify. Messrs. Norman S. Bergel, Daniel de Fernando Garcia and Ignacio Gomez-Acebo are currently the Directors constituting Class One; Messrs. Antonio Eraso and William H. Foulk, Jr. are currently the Directors constituting Class Two; and Messrs. Francisco Gomez Roldan and Juan Manuel Sainz de Vicuna and Ms. Inmaculada de Habsburgo-Lorena are currently the Directors constituting Class Three.

     Under this classified Board structure, only those Directors in a single class may be replaced in any one year. It would require two years to replace a majority of the Board of Directors, although Maryland law provides that stockholders may remove Directors under certain circumstances, even if they are not then standing for re-election and, under regulations of the Securities and Exchange Commission (the "Commission"), appropriate stockholder proposals may be included in the Fund's annual proxy statement. This classified Board structure, which may be regarded as an "anti-takeover" provision, may make it more difficult for the Fund's stockholders to change the majority of Directors and, thus, has the effect of maintaining the continuity of management.

     The Board of Directors at meetings held on August 6, 2003 and January 8, 2004, elected Messrs. Daniel de Fernando Garcia and William H. Foulk, Jr., respectively, to fill vacancies created by resignations. Under the Bylaws of the Fund, Messrs. de Fernando Garcia and Foulk must stand for election at the Meeting, which is the first meeting of stockholders after their election as Directors by the Board of Directors.

     The Board of Directors has nominated each of Ms. Inmaculada de Habsburgo-Lorena and Messrs. Francisco Gomez Roldan and Juan Manuel Sainz de Vicuna for re-election as a Director in Class Three; Mr. William H. Foulk, Jr. for election as a Director in Class Two; and Mr. Daniel de Fernando Garcia for election as a Director in Class One. Each nominee has consented to serve as a Director. The Board of Directors knows of no reason why any of the nominees will be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

     A provision of the Fund's Bylaws (the "Qualification Bylaw") requires, among other things, that to be eligible for nomination as a Director, an individual must have either (i) a substantial Spanish connection of a type specified, or (ii) be, or previously have been, connected in a specified manner with the investment adviser or subadviser (or any of their affiliates). The Nominating Committee of the Board of Directors determines whether an individual so qualifies and has determined that each of the nominees named above satisfies the Bylaw requirements.

     Although the Fund is a Maryland corporation, certain of the Fund's Directors and officers are residents of Spain, Italy or the United Kingdom, and substantially all of the assets of such persons may be located outside of the United States. As a result, it may be difficult for United States investors to effect service upon such Directors or officers within the United States or to realize judgments of courts of the United States predicated upon civil liabilities of such Directors or officers under the federal securities laws of the United States. The Fund has been advised that there is substantial doubt as to the enforceability in Spain, Italy and the United Kingdom of the civil remedies and criminal penalties afforded by the federal securities laws of the United States. Also, it is unclear if extradition treaties now in effect between the United States and each of Spain, Italy and the United Kingdom would subject Directors and officers residing in those countries to effective enforcement of the criminal penalties of the federal securities laws.

     Certain information concerning the Fund's Directors, including the nominees for election as Directors, is set forth below.

Name, Address and Age                    Year Term     Years of   Principal Occupation(s), Including          Number of    Other
---------------------                    as a          Service*   Directorships Held, During Past 5 Years   Portfolios in  Director-
                                         Director      --------   ---------------------------------------   Fund Complex   ships
                                         Will                                                                Overseen by   Held by
                                         Expire                                                               Director     Director
                                         ------                                                               --------     or
                                                                                                                           Nominee
                                                                                                                           -------
INTERESTED
DIRECTORS **

Daniel de Fernando Garcia, 38            Class One     8 months   Director, Private Banking and Asset             1        None
BBVA, Padilla, 17                        (2005##)                 Management BBVA since October 2002.
28006 Madrid, Spain                                               Since prior to 1998 he was associated
                                                                  with J.P. Morgan in the following
                                                                  capacities: Director, Asset Management
                                                                  JP Morgan Private Banking; Head of
                                                                  Asset Management & Private Banking
                                                                  (Europe, Africa and The Orient);
                                                                  Co-Head of AMS, Head of Investments and
                                                                  Chairman & CEO of Morgan Gestion, S.A.
                                                                  (JPM Madrid); Member of AMS European
                                                                  Mgmt. Group, Member of PCG Europe
                                                                  Management Team, Member of JPM Madrid
                                                                  Management Committee, Member of AMS
                                                                  European Mgmt Group, Equity Portfolio
                                                                  Manager in the International Investment
                                                                  Group (JPMIM London), Fixed Income
                                                                  Portfolio Manager, Equity Portfolio
                                                                  Manager and Director of Morgan Gestion,
                                                                  S.A. (Mutual Fund Management Company).

Ignacio Gomez-Acebo, 72                  Class One     9 years    He is Senior Partner of Gomez-Acebo &           1        None
Gomez-Acebo & Pombo                      (2005)                   Pombo (law firm); Chairman of the Board
Paseo de la                                                       of Clarke, Modet & Co. and NOKIA Spain.
Castellana 246 12th Fl.
28046 Madrid, Spain

DISINTERESTED
DIRECTORS

Chairman of the Board                    Class Two     4 months   He is an investment adviser and an              116      None
William H. Foulk, Jr., 71***#            (2006##)                 independent consultant. He was formerly
2 Sound View Drive, Suite 100                                     Senior Manager of Barrett Associates,
Greenwich, Connecticut 06830                                      Inc., a registered investment adviser,
                                                                  with which he had been associated since
                                                                  prior to 1999. He was formerly Deputy
                                                                  Comptroller and Chief Investment
                                                                  Officer of the State of New York and,
                                                                  prior thereto, Chief Investment Officer
                                                                  of the New York Bank for Savings.

Norman S. Bergel, 54***#                 Class One     3 years    He is an international consultant. He           1        The
S. Corrado 15                            (2005)                   is Director of The Southern Africa                       Southern
Lido di Noto                                                      Fund, Inc. He was formerly Director of                   Africa
Noto                                                              BBV-Privanza, Deputy Chairman of                         Fund,
Prov. of Syracuse                                                 Alliance Capital Management (Pty.)                       Inc.
Italy                                                             Ltd., Deputy Chairman of Alliance MBCA,
                                                                  Senior Vice President of Alliance
                                                                  Capital Management Corporation
                                                                  ("ACMC"), Director of Alliance Capital
                                                                  Ltd. ("ACL"), Managing Director of
                                                                  Alliance Capital Management
                                                                  International and Managing Director of
                                                                  White Williams Private Equity Partners
                                                                  GmbH.

Antonio Eraso, 63***#                    Class Two     2 years    He is Non-executive Director of Mapfre,         1        None
Latinver, S.A.                           (2006)                   Heron, Santander Central Hispano
Paseo de la Castellana                                            Activos Inmobiliarios, Advisor CEO
28046 Madrid, Spain                                               Iberdrola. President of Heron Espana;
                                                                  Advisor of CB Richard Ellis (Spain &
                                                                  Portugal); Advisor of Bansa Leasing;
                                                                  Advisor of Transolver (finance);
                                                                  Advisor of Grupo Tecnobit S.A.
                                                                  (defense); Advisor of Equifax Iberica;
                                                                  President's Assessor of Iberdrola;
                                                                  President's Assessor of Grupo Berge;
                                                                  Assessor of Tishman & Speyer Espana
                                                                  S.A.; Board's Assessor of Young &
                                                                  Rubican Espana; Board's Assessor of
                                                                  Gleeds Iberica (project management);
                                                                  Member of the National Assembly and
                                                                  Permanent Commission of ASNEF (National
                                                                  Association of Financial Entities);
                                                                  Spanish Representative of EURO-FINAS
                                                                  (European Association of Finance);
                                                                  formerly Advisor of Sedgwick Group
                                                                  Espana.

Inmaculada de Habsburgo-Lorena, 58***#   Class Three   16 years   She is President and Chief Executive            1        None
Spanish Institute                        (2007##)                 Officer of The Spanish Institute;
684 Park Avenue                                                   Trustee of Samuel H. Kress Foundation;
New York, NY 10021                                                Founder and Trustee of the King Juan
                                                                  Carlos International Center of New York
                                                                  University Foundation; and member of
                                                                  the Board of World Monuments Fund
                                                                  Espana. She has received a Master of
                                                                  Arts and a Master of Philosophy degree
                                                                  from Columbia University and a Bachelor
                                                                  of Arts degree from George Washington
                                                                  University.

Francisco Gomez Roldan, 50***#           Class Three   15 years   He is Chief Financial Officer of                1        None
Santander Central Hispano                (2007##)                 Santander Central Hispano. He was
Sevilla 3, 2A pl.                                                 formerly Chief Executive Officer of
28014 Madrid, Spain                                               Banesto S.A.; Chief Executive Officer
                                                                  of Argenteria, Caja Postal y Banco
                                                                  Hipotecario; Deputy General Manager of
                                                                  Banco Bilbao-Vizcaya, S.A., the parent
                                                                  of Privanza; General Manager of BBV
                                                                  Interactivos, S.A.; and General Manager
                                                                  of Banca Catalana, S.A.

Juan Manuel Sainz de Vicuna, 76***#      Class Three   16 years   He is Honorary Chairman of Coca-Cola            1        None
Coca Cola International                  (2007##)                 Espana; President of the Fundacion
Josefa Valcarcel 36                                               Coca-Cola Espana, Director of Rendelsur
28027 Madrid, Spain                                               (Coca-Cola franchise, Southern Spain);
                                                                  member of the Fundacion de Amigos de
                                                                  Museo del Prado, the Board of World
                                                                  Monuments Fund Espana, Notre Dame
                                                                  University Joan B. Kroc Institute for
                                                                  International Peace Studies and the
                                                                  Patronato of Universidad Pontificia de
                                                                  Salamanca.

--------

* "Years of Service" refers to the total number of months or years the Director has served as a Director.

** "Interested person," as defined in the Section 2(a)(19) of the Investment Company Act, as amended (the "Act") of the Fund because of an affiliation with either the Fund's investment adviser, Alliance Capital Management L.P. or with BBVA Privanza Gestora, S.G.I.I.C., S.A., the Fund's sub-adviser ("Privanza").

*** Member of the Audit Committee of the Board of Directors of the Fund.

# Member of the Nominating Committee of the Board of Directors of the Fund.

##   If elected/re-elected at the Meeting.

     The dollar range of the Fund's securities owned by each Director and the aggregate dollar range of securities owned in the AllianceBernstein Fund Complex is set forth below.

                                                     Aggregate Dollar Range of
                                                      Equity Securities in the
                         Dollar Range of Equity             Funds in the
                      Securities of the Fund as of     AllianceBernstein Fund
                              May 30, 2004           Complex as of May 30, 2004
                              ------------           --------------------------

Daniel de Fernando                None                          None
Garcia
Ignacio Gomez-Acebo           $1 - $10,000                  $1 - $10,000
William H. Foulk, Jr.         $1 - $10,000                 Over $100,000
Norman S. Bergel                  None                          None
Antonio Eraso                     None                          None
Inmaculada de                 $1 - $10,000                  $1 - $10,000
Habsburgo-Lorena
Francisco Gomez                   None                          None
Roldan
Juan Manuel Sainz de          $1 - $10,000                  $1 - $10,000
Vicuna

     As of the Record Date, the Directors and officers of the Fund as a group owned less than 1% of the Fund's common stock. During the Fund's most recently completed fiscal year, the Fund's Directors as a group did not engage in the purchase or sale of securities of the Adviser or of any of its parents or subsidiaries in an amount exceeding 1% of the relevant class of securities.

     During the fiscal year ended November 30, 2003, the Board of Directors met 5 times. The Fund does not have a policy that requires a Director to attend the Fund's annual meeting of stockholders, and no Director attended the Fund's prior year's annual meeting of stockholders.

     The Fund's Board of Directors has two standing committees, the Audit Committee and the Nominating Committee. The members of the Audit and Nominating Committees are identified above in the table listing Directors of the Fund. The Audit Committee is established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934 and meets during the fiscal year for the purposes set forth in the Audit Committee Charter. The members of the Audit Committee are "independent" as required by the applicable listing standards of the New York Stock Exchange. The Audit Committee met 5 times during the Fund's most recently completed fiscal year and the Nominating Committee met 2 times during the Fund's most recently completed fiscal year. Mr. Francisco Gomez Roldan attended fewer than 75% of the meetings of the Nominating Committee.

     The Fund's Board of Directors has recently adopted a charter for its Nominating Committee, a copy of which is attached as Exhibit A. Pursuant to the charter, the Nominating Committee identifies, evaluates and selects and nominates, or recommends to the Board of Directors, candidates for the Board. It also may set standards or qualifications for Directors. The Nominating Committee may consider candidates as Directors submitted by current Directors, the Fund's investment adviser, Fund stockholders and other appropriate sources.

     The Nominating Committee will consider candidates submitted by a stockholder or group of stockholders who have owned at least 5% of the Fund's outstanding common stock for at least two years at the time of submission and who timely provide specified information about the candidates and the nominating stockholder or group. To be timely for consideration by the Nominating Committee, the submission, including all required information, must be submitted in writing to the attention of the Secretary at the principal executive offices of the Fund not less than 120 calendar days before the date of the proxy statement for the previous year's annual meeting of stockholders. The Nominating Committee will consider only one candidate submitted by such a stockholder or group for nomination for election at an annual meeting of stockholders. The Nominating Committee will not consider self-nominated candidates.

     The Nominating Committee will consider and evaluate candidates submitted by stockholders on the basis of the same criteria as those used to consider and evaluate candidates submitted from other sources. These criteria include the candidate's relevant knowledge, experience, and expertise, the candidate's satisfaction of the Qualification Bylaw, the candidate's ability to carry out his or her duties in the best interests of the Fund and the candidate's ability to qualify as a disinterested Director. A detailed description of the criteria used by the Nominating Committee as well as information required to be provided by stockholders submitting candidates for consideration by the Nominating Committee are included in Exhibit A.

     The Board of Directors has adopted a process for stockholders to send communications to the Board. To communicate with the Board of Directors or an individual Director of the Fund, a stockholder must send a written communication to the Fund's principal office at the address listed in the Notice of Annual Meeting of Stockholders accompanying this Proxy Statement, addressed to the Board of Directors or the individual Director, c/o Mr. Mark R. Manley. All stockholder communications received in accordance with this process will be forwarded to the Board of Directors or the individual Director.

     The Fund does not pay any fees to, or reimburse expenses of, its Directors who are considered "interested persons" of the Fund. The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended November 30, 2003, the aggregate compensation paid to each of the Directors during the fiscal year 2003 by all of the investment companies in the AllianceBernstein Fund Complex and the total number of investment companies in the AllianceBernstein Fund Complex with respect to which each of the Directors serves as a director or trustee are set forth below. Neither the Fund nor any other investment company in the AllianceBernstein Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees.

                                                                                 Number of Investment     Number of Investment
                                                                                   Companies in the       Portfolios within the
                                                                                AllianceBernstein Fund   AllianceBernstein Fund
                                                       Compensation from the    Complex, including the   Complex, including the
                                  Compensation from    AllianceBernstein Fund   Fund, as to which the     Fund, as to which the
                                 the Fund during its   Complex, including the   Director is a Director    Director is a Director
           Name of Director          Fiscal Year         Fund, during 2003            or Trustee               or Trustee
           ----------------          -----------         -----------------            ----------               ----------
Daniel de Fernando Garcia                $-0                    $-0                        1                        1
Ignacio Gomez-Acebo                      $-0                    $-0                        1                        1
Norman S. Bergel*                      $11,000                $12,000                      1                        1
Antonio Eraso                          $12,000                $13,000                      1                        1
William H. Foulk, Jr.                    $-0                $ 241,739.50                  51                      116
Inmaculada de Habsburgo-Lorena         $11,500                $12,500                      1                        1
Francisco Gomez Roldan                 $11,000                $11,500                      1                        1
Juan Manuel Sainz de Vicuna            $12,000                $13,000                      1                        1

_______________________
* During 2003, Mr. Bergel also received $6,500 as compensation from the AllianceBernstein Fund Complex for his service as director of The Southern Africa Fund, Inc., which is no longer part of the AllianceBernstein Fund Complex.

     The Board of Directors recommends that the stockholders vote
FOR the election of each of the foregoing nominees to serve as a Director of the Fund.

Officer Information

     Certain information concerning the Fund's officers is set forth below. The Fund's officers are elected annually by the Board of Directors to serve until his or her successor is duly elected and qualifies.

                                         Position(s) -
Name, Address and Age            (Month and Year First Elected)   Principal Occupation during the past 5 years
------------------------------   ------------------------------   --------------------------------------------
Marc O. Mayer (46)               President (1/04)                 Executive Vice President of ACMC since 2001;
1345 Avenue of the Americas,                                      prior thereto, Chief Executive Officer of
New York, NY 10105                                                Sanford C. Bernstein & Co., LLC and its
                                                                  predecessor since prior to 1999.

Edward D. Baker III (53)         Senior Vice President (5/03)     Senior Vice President and Chief Investment
Alliance Capital Management                                       Officer - Emerging Markets of ACMC, with
International                                                     which he has been associated since prior to
53 Stratton Street                                                1999.
London, W1X 6JJ

Russel Brody (37)                Vice President (2/98)            A Vice President of ACMC, with which he has
Alliance Capital Management                                       been associated since prior to 1999.
International
53 Stratton Street
London, W1X 6JJ

Cristina Fernandez-Alepuz (34)   Vice President (10/97)           Consultant to ACMC and the Fund, with which
Alliance Capital Management                                       she has been associated since prior to 1999.
International
53 Stratton Street
London, W1X 6JJ

Mark D. Gersten (53)             Treasurer and Chief Financial    A Senior Vice President of Alliance Global
Alliance Global Investor         Officer (6/88)                   Investor Services, Inc. ("AGIS") and Vice
Services, Inc.                                                    President of AllianceBernstein Investment
500 Plaza Drive                                                   Research and Management, Inc., with which he
Secaucus, New Jersey 07094                                        has been associated since prior to 1999.

Vincent S. Noto (39)             Controller (7/97)                A Vice President of AGIS, with which he has
Alliance Global Investor                                          been associated since prior to 1999.
Services, Inc.
500 Plaza Drive
Secaucus, New Jersey 07094

Mark R. Manley (41)              Secretary (12/03)                Senior Vice President and Acting General
1345 Avenue of the Americas                                       Counsel of ACMC,** with which he has been
New York, NY 10105                                                associated since prior to 1999.

-----------------------------------------------------------------

     Audit Committee Report

     The following Audit Committee Report was adopted by the Audit Committee of the Fund.

     The Audit Committee operates pursuant to a written charter that was last amended and restated by the Fund's Board of Directors on May 6, 2004, a copy of which is attached as Exhibit B to this Proxy Statement. The purposes of the Audit Committee are to 1) assist the Board of Directors in its oversight of (i) the integrity of the Fund's financial statements and the independent audit thereof; (ii) the Fund's compliance with legal and regulatory requirements; (iii) the independent accountants' independence, qualifications and performance; and (iv) the Fund's compliance with applicable laws by receiving reports from counsel who believe they have credible evidence of a material violation of law by the Fund or by someone owing a fiduciary or other duty to the Fund; and 2) to prepare this report. As set forth in the Audit Committee Charter, management of the Fund is responsible for the preparation, presentation and integrity of the Fund's financial statements, the Fund's accounting and financial reporting principles and internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for auditing the Fund's financial statements and expressing an opinion as to their conformity with generally accepted accounting principles.

     In the performance of its oversight function, the Audit Committee has considered and discussed the audited financial statements with management and the independent accountants of the Fund. The Audit Committee has also discussed with the independent accountants the matters required to be discussed by Statement on Auditing Standards No. 61, Communication with Audit Committees, as currently in effect. The Audit Committee has also considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent accountants to the Adviser and to any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund is compatible with maintaining the accountants' independence. Finally, the Audit Committee has received the written disclosures and the letter from the independent accountants required by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees, as currently in effect, and has discussed with the accountants the accountants' independence.

     The members of the Audit Committee are not full-time employees of the Fund and are not performing the functions of auditors or accountants. As such, it is not the duty or responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards. Members of the Audit Committee necessarily rely on the information provided to them by management and the independent accountants. Accordingly, the Audit Committee's considerations and discussions referred to above do not assure that the audit of the Fund's financial statements has been carried out in accordance with generally accepted auditing standards, that the financial statements are presented in accordance with generally accepted accounting principles or that the Fund's accountants are in fact "independent."

     Based upon the reports and discussions described in this report, and subject to the limitations on the role and responsibilities of the Audit Committee referred to above and in the Audit Committee Charter, the Audit Committee recommended to the Board of Directors of the Fund that the audited financial statements of the Fund be included in the Fund's annual report to stockholders for the most recent fiscal period.

Submitted by the Audit Committee of the Fund's Board of Directors

Juan Manuel Sainz de Vicuna           Antonio Eraso
Norman S. Bergel                      William H. Foulk, Jr.
Inmaculada de Habsburgo-Lorena        Francisco Gomez Roldan

Independent Accountants

     The Board of Directors, including a majority of the Directors who are not "interested persons" of the Fund, as defined by the Act, at a meeting held on November 19, 2003, selected PricewaterhouseCoopers LLP, independent accountants, to audit the Fund's accounts for the fiscal year ending November 30, 2004. PricewaterhouseCoopers LLP has audited the Fund's accounts since the Fund's commencement of operations and has represented that it does not have any direct financial interest or any material indirect financial interest in the Fund. In reliance on Rule 32a-4 under the Act, the Fund is not seeking stockholder ratification of the selection of PricewaterhouseCoopers LLP as independent accountants. Representatives of PricewaterhouseCoopers LLP are expected to attend the Meeting and to have the opportunity to make a statement and respond to appropriate questions from stockholders.

Independent Accountants' Fees

     The following table sets forth the aggregate fees billed by the independent accountants for the Fund's last two fiscal years for professional services rendered for: (i) the audit of the Fund's annual financial statements included in the Fund's annual reports to stockholders; (ii) assurance and related services that are reasonably related to the performance of the audit of the Fund's financial statements and are not reported under (i), which include advice and education on accounting and auditing issues, quarterly press release reviews and preferred stock maintenance testing; (iii) tax compliance, tax advice and tax return preparation; and (iv) aggregate non-audit services provided to the Fund, the Fund's Adviser and entities that control, are controlled by or under common control with the Adviser that provide ongoing services to the Fund ("Service Affiliates"), which include conducting an annual internal control report pursuant to Statement on Auditing Standards No. 70. No other services were provided to any Fund during this period.

                                                     All Fees for
                                                      Non-Audit
                                                       Services
                                                      Provided to
                                                    the Fund, the
                                                     Adviser and
                     Audit Related                     Service
       Audit Fees        Fees*         Tax Fees       Affiliates
       ----------        -----         --------       ----------
2002     $60,000        $12,000        $14,000       $1,087,763
2003     $60,000        $14,500        $16,500       $732,291

     *Audit related fees include $10,000 per year for sub-custodial security counts, paid by the Adviser.

     Beginning with audit and non-audit service contracts entered into on or after May 6, 2003, the Fund's Audit Committee policies and procedures require the pre-approval of all audit and non-audit services provided to the Fund by the Fund's independent accountants. The Fund's Audit Committee policies and procedures also require pre-approval of all audit and non-audit services provided to the Adviser and Service Affiliates to the extent that these services are directly related to the operations or financial reporting of the Fund. Accordingly, all of the amounts in the table for Audit Fees, Audit Related Fees and Tax Fees for 2003 are for services pre-approved by the Fund's Audit Committee. The amounts of the Fees for Non-Audit Services provided to the Fund, the Adviser and Service Affiliates in the table for the Fund that were subject to pre-approval by the Audit Committee for 2003 were $31,000 (comprising $14,500 of audit related fees and $16,500 of tax fees). The Audit Committee of the Fund has considered whether the provision of any non-audit services not pre-approved by the Audit Committee provided by the Fund's independent accountants to the Adviser and Service Affiliates is compatible with maintaining the accountants' independence.

                  INFORMATION AS TO THE FUND'S
                       INVESTMENT ADVISER,
                  SUB-ADVISER AND ADMINISTRATOR

     The Fund's investment adviser and administrator is Alliance Capital Management L.P., with principal offices at 1345 Avenue of the Americas, New York, New York 10105. The Fund's sub-adviser is BBVA Privanza Gestora, S.G.I.I.C., S.A., with principal offices at 17 Padilla, Madrid, Spain 28006.

Section 16(a) Beneficial Ownership Reporting Compliance

     Section 30(h) of the Act and the rules under Section 16 of the Securities Exchange Act of 1934, as amended, require that the Directors and officers of the Fund and the Directors of ACMC, among others, file with the Commission and the New York Stock Exchange, Inc. initial reports of ownership and reports of changes in ownership of shares of the Fund. During the fiscal year ended November 30, 2003, all such reports were timely filed.

                          OTHER MATTERS

     Management of the Fund does not know of any matters to be presented at the Meeting other than those mentioned in this Proxy Statement. Therefore, the only other matters that may properly come before the Meeting in accordance with the Amended and Restated Bylaws are those presented by or at the direction of the Board of Directors. If any such matter were properly to come before the Meeting, the shares represented by proxies will be voted with respect thereto in the discretion of the person or persons holding the proxies.

     According to information filed with the Commission, the following persons were the beneficial owners of more than 5% of the Fund's outstanding common stock as of the Record Date.

                                                     Percent of
                                   Amount of        Common Stock
        Name and Address          Beneficial      Based on Shares
      of Beneficial Owner          Ownership        Outstanding
      -------------------          ---------        -----------

   Banco Bilbao-Vizcaya, S.A.   1,500,000 shares       17.52%
    Plaza de San Nicholas 4
      48005 Bilbao, Spain

               SUBMISSION OF PROPOSALS FOR THE NEXT
                  ANNUAL MEETING OF STOCKHOLDERS

     Proposals of stockholders intended for inclusion in the Fund's proxy statement and form of proxy relating to the annual meeting of stockholders of the Fund for 2005 (the "2005 Annual Meeting") must be received by the Fund by February 3, 2005. The submission by a stockholder of a proposal for inclusion in the proxy statement does not guarantee that it will be included. Stockholder proposals are subject to certain regulations under the federal securities laws and the Maryland General Corporation Law and must be submitted in accordance with the Fund's Amended and Restated Bylaws. For a stockholder proposal to be presented at that meeting in accordance with the Fund's Amended and Restated Bylaws, the proposal must be delivered by a stockholder of record to the Secretary of the Fund not earlier than January 4, 2005 and not later than 5:00 p.m., Eastern Time, on February 3, 2005.

     The persons named as proxies for the 2005 Annual Meeting will with respect to proxies in effect at that meeting have discretionary authority to vote on any matter presented for action at that meeting unless the Fund receives notice of the matter within the period specified by the advance notice provision in the Fund's Amended and Restated Bylaws, described above. If the Fund receives such timely notice, these persons will not have this authority except as provided in the applicable rules of the Commission.

                     REPORTS TO STOCKHOLDERS

     The Fund will furnish each person to whom this Proxy Statement is delivered with a copy of the Fund's latest annual report to stockholders and its subsequent semi-annual report to stockholders, if any, upon request and without charge. To request a copy, please call AllianceBernstein at (800) 227-4618 or write to Gary Beckham at Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105.

                               By Order of the Board of Directors,

                               Mark R. Manley
                               Secretary

June 3, 2004
New York, New York

                                                        Exhibit A

                       The Spain Fund, Inc.

                   Nominating Committee Charter

                   (Adopted as of May 6, 2004)

The Board of Directors ("Board") of The Spain Fund, Inc.
("Fund"), has adopted this Charter to govern the activities of the Nominating Committee (the "Committee") of the Board.

Statement of Purposes and Responsibilities

The primary purposes and responsibilities of the Committee are
(i) to identify individuals qualified to become members of the Board in the event that a position is vacated or created, (ii) to consider all candidates proposed to become members of the Board, subject to the procedures and policies set forth in this Charter, the Fund's Bylaws or resolutions of the Board, (iii) to select and nominate, or recommend for nomination by the Board, candidates for election as Directors, (iv) to determine whether candidates satisfy the qualifications set forth in Article III,
Section 1(c) of the Fund's Bylaws ("Qualification Bylaw") and (v) to set any other necessary standards or qualifications for service on the Board.

Organization and Governance

The Committee shall be composed of as many Directors as the Board shall determine in accordance with the Fund's Bylaws, but in any event not less than two Directors. The Committee must consist entirely of Board members ("Independent Directors") who are not "interested persons" of the Fund, as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended. The Board may remove or replace any member of the Committee at any time in its sole discretion.

One or more members of the Committee may be designated by the Board as the Committee's chairman or co-chairman, as the case may be.

Committee meetings shall be held in accordance with the Fund's Bylaws as and when the Committee or the Board determines necessary or appropriate. Except as may be otherwise set forth in the Fund's Bylaws, the chairman, a co-chairman or any two members of the Committee may set the time and place of its meeting unless the Board shall otherwise provide.

Criteria for Director Nominees

The Committee may take into account a wide variety of criteria in considering Director candidates, including (but not limited to):
(i) the candidate's knowledge in matters relating to the investment company industry; (ii) any experience possessed by the candidate as a director or senior officer of other public companies; (iii) the candidate's educational background; (iv) the candidate's reputation for high ethical standards and personal and professional integrity; (v) any specific financial, technical or other expertise possessed by the candidate, and the extent to which such expertise would complement the Board's existing mix of skills and qualifications; (vi) the candidate's perceived ability to contribute to the ongoing functions of the Board, including the candidate's ability and commitment to attend meetings regularly, work collaboratively with other members of the Board and carry out his or her duties in the best interests of the Fund; (vii) the candidate's ability to qualify as an Independent Director for purposes of the Investment Company Act of 1940, as amended; (viii) the candidate's satisfaction of the Qualification Bylaw; and (ix) such other criteria as the Nominating Committee determines to be relevant in light of the existing composition of the Board and any anticipated vacancies or other factors. It is the Board's policy that Directors of the Fund normally may not serve in a similar capacity on the board of a registered investment company that is not sponsored by the Fund's investment adviser or its affiliates.

Identification of Nominees

In identifying potential nominees for the Board, the Committee may consider candidates recommended by one or more of the following sources: (i) the Fund's current Directors, (ii) the Fund's officers, (iii) the Fund's investment adviser(s), (iv) the Fund's stockholders (see below) and (v) any other source the Committee deems to be appropriate. The Committee will not consider self-nominated candidates. The Committee may, but is not required to, retain a third party search firm at the Fund's expense to identify potential candidates.

Consideration of Candidates Recommended by Stockholders

The Committee will consider and evaluate nominee candidates properly submitted by stockholders on the basis of the same criteria used to consider and evaluate candidates recommended by other sources. Nominee candidates proposed by stockholders will be properly submitted for consideration by the Committee only if the qualifications and procedures set forth in Appendix A of this Charter, as it may be amended from time to time by the Committee or the Board, are met and followed (recommendations not properly submitted will not be considered by the Committee).

                            Appendix A

            Procedures for the Nominating Committee's
              Consideration of Candidates Submitted
                         by Stockholders
            -----------------------------------------

                       (As of May 6, 2004)

A candidate for nomination as a Director submitted by a stockholder will not be deemed to be properly submitted to the Committee for the Committee's consideration unless the following qualifications have been met and procedures followed:

1. A stockholder or group of stockholders (referred to in either case as a "Nominating Stockholder") that, individually or as a group, has beneficially owned at least 5% of the Fund's common stock for at least two years prior to the date the Nominating Stockholder submits a candidate for nomination as a Director may submit one candidate to the Committee for consideration at an annual meeting of stockholders.

2. The Nominating Stockholder must submit any such recommendation (a "Stockholder Recommendation") in writing to the Fund, to the attention of the Secretary, at the address of the principal executive offices of the Fund.

3. The Stockholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Fund not less than 120 calendar days before the date of the Fund's proxy statement released to stockholders in connection with the previous years' annual meeting.

4. The Stockholder Recommendation must include: (i) a statement in writing setting forth

          (A) the name, date of birth, business address and residence address of the person recommended by the Nominating Stockholder (the "candidate"); (B) any position or business relationship of the candidate, currently or within the preceding five years, with the Nominating Stockholder or an Associated Person of the Nominating Stockholder (as defined below); (C) the class or series and number of all shares of the Fund owned of record or beneficially by the candidate, as reported to such Nominating Stockholder by the candidate; (D) any other information regarding the candidate that is required to be disclosed about a nominee in a proxy statement or other filing required to be made in connection with the solicitation of proxies for election of Directors pursuant to Section 20 of the Investment Company Act of 1940, as amended (the "1940 Act") and the rules and regulations promulgated thereunder; (E) whether the Nominating Stockholder believes that the candidate is or will be an "interested person" of the Fund (as defined in the 1940 Act) and, if believed not to be an "interested person," information regarding the candidate that will be sufficient for the Fund to make such determination;
          (F) information sufficient for the Committee to determine that the candidate satisfies the Qualification Bylaw, and (G) information as to the candidate's knowledge of the investment company industry, experience as a director or senior officer of public companies, directorships on the boards of other registered investment companies and educational background ; (ii) the written and signed consent of the candidate to be named as a nominee and to serve as a Director if elected; (iii) the written and signed agreement of the candidate to complete a directors' and officers' questionnaire if elected; (iv) the Nominating Stockholder's consent to be named as such by the Fund;
          (v) the class or series and number of all shares of the Fund owned beneficially and of record by the Nominating Stockholder and any Associated Person of the Nominating Stockholder and the dates on which such shares were acquired, specifying the number of shares owned beneficially but not of record by each, and stating the names of each as they appear on the Fund's record books and the names of any nominee holders for each; and (vi) a description of all arrangements or understandings between the Nominating Stockholder, the candidate and/or any other person or persons (including their names) pursuant to which the recommendation is being made by the Nominating Stockholder. "Associated Person of the Nominating Stockholder" as used in this paragraph 4 means any person required to be identified pursuant to clause (vi) and any other person controlling, controlled by or under common control with, directly or indirectly, (a) the Nominating Stockholder or (b) any person required to be identified pursuant to clause (vi).

5. The Committee may require the Nominating Stockholder to furnish such other information as it may reasonably require or deem necessary to verify any information furnished pursuant to paragraph 4 above or to determine the qualifications and eligibility of the candidate proposed by the Nominating Stockholder to serve on the Board. If the Nominating Stockholder fails to provide such other information in writing within seven days of receipt of written request from the Committee, the recommendation of such candidate as a nominee will be deemed not properly submitted for consideration, and will not be considered, by the Committee.

                                                        Exhibit B

                     Audit Committee Charter

                               For
     Registered Investment Companies in the Alliance Complex
                       (each, a "Company")

I.   Committee Membership:

     The Audit Committee shall be composed of at least three directors and shall satisfy the independence requirements of Rule 10A-3 under the Securities Exchange Act of 1934 (the "1934 Act").(1) The terms "directors" and "Board of Directors" shall mean "trustees" and "Trustees" in the case of Companies that are organized as trusts.

--------
(1) In order to satisfy Rule 10A-3 of the 1934 Act, a member of the Audit Committee may not (1) accept directly or indirectly any consulting, advisory or other compensatory fee from the Company other than (a) director's fees and (b) any other regular benefits that other directors receive, or
     (2) be an "interested person" of the Company as such term is defined in section 2(a)(19) of the Investment Company Act of 1940.

     The Board of Directors (the "Board") shall determine that each Audit Committee member is "financially literate," and that one member of the Audit Committee has "accounting or related financial management expertise," as such qualifications are interpreted by the Board in its business judgment, and whether any member of the Audit Committee is an "audit committee financial expert," as defined by the Securities and Exchange Commission (the "SEC"). If the Board has determined that a member of the Audit Committee is an audit committee financial expert, it may presume that such member has accounting or related financial management expertise.

     No director may serve as a member of the Audit Committee if such director serves on the audit committees of more than two other public companies unless the Board determines that such simultaneous service would not impair the ability of such director to serve effectively on the Audit Committee. The Board has determined that service on the Audit Committee of the Company and the audit committees of any other registered investment company in the Alliance Complex should be considered service on a single public company audit committee for purpose of the three-audit committee limitation.

     Members of the Audit Committee shall be appointed by the Board and shall serve at the pleasure of the Board and for such term or terms as the Board may determine. The Audit Committee shall designate one member of the Audit Committee as its chairman.

II.  Committee Purposes:

     The purposes of the Audit Committee are to:

     1.   assist the Board in its oversight of:

          (i) the integrity of Company's financial statements and the independent audit thereof;

          (ii) the Company's compliance with legal and regulatory requirements;

         (iii) the independence, qualifications and performance of the independent accountants; and

          (iv) the Company's compliance with applicable laws by receiving reports from counsel who believe they have credible evidence of a material violation of law by the Company or by someone owing a fiduciary or other duty to the Company (or that such a violation is occurring or is about to occur), including reports made pursuant to the SEC's Standards of Professional Conduct for Attorneys.

     2. prepare an audit committee report for inclusion in the Company's annual proxy statement, if such proxy statement is required by applicable SEC rules.

     The function of the Audit Committee is oversight. The management of the Company, including contractually obligated service providers, are responsible for the preparation, presentation and integrity of the Company's financial statements. Management and applicable service providers are responsible for maintaining appropriate accounting and financial reporting principles and policies and internal control over financial reporting and other procedures that provide for compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and carrying out a proper audit of the Company's annual financial statements, and providing such other services to the Company as may be agreed to from time to time. In fulfilling their responsibilities hereunder, it is recognized that the members of the Audit Committee are not full-time employees of the Company, and are not and do not represent themselves to be performing the functions of accountants or auditors, including in respect of auditor independence. As such, in fulfilling their oversight duties under this Charter, it is neither the duty nor the responsibility of the Audit Committee or its members to conduct "field work" or other types of auditing or accounting reviews or procedures or to set auditor independence standards, and each member of the Audit Committee shall be entitled to rely on (i) the integrity of those persons and organizations within and outside the Company from which it receives information, (ii) the accuracy of the financial and other information provided to the Audit Committee by such persons or organizations absent actual knowledge to the contrary (which shall be promptly reported to the Board) and (iii) representations made by management or the independent accountants as to any non-audit services provided by the independent accountants to the Company, Alliance Capital Management L.P., the Company's investment adviser (the "Adviser"), and any entity controlling, controlled by or under common control with the Adviser which provides services to the Company (collectively, the "Adviser Entities").

     The independent accountants for the Company shall report directly to the Audit Committee.

     The independent accountants shall submit to the Audit Committee annually a formal written statement (the "Auditors' Statement") describing: the independent accountants' internal quality-control procedures; any material issues raised by the most recent internal quality-control review or peer review of the independent accountants, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the independent accountants, and any steps taken to deal with any such issues; and (to assess the auditors' independence) all relationships between the independent accountants and (a) the Company, (b) the Adviser, and (c) any entity in a control relationship with the Adviser, whether or not it provides services to the Company, including at least the matters set forth in Independence Standards Board No. 1 and any other required information, including information required by relevant Public Company Accounting Oversight Board rules, standards and pronouncements. The description of the relationships should include a description of the non-audit services including the fees associated therewith, that were not pre-approved by the Company's Audit Committee. The Auditors' Statement may be in more than one document, and a portion of the required information may be provided by the Adviser to the extent permitted by applicable law and other requirements.

     The independent accountants shall submit to the Audit Committee annually a formal written statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered by the independent accountants: (i) the audit of the Company's annual financial statements and any reviews of the financial statements included in any regulatory filings of the Company or services that are normally provided by the independent accountants in connection with statutory and regulatory filings or engagements; (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Company's financial statements, in the aggregate and by each service;
     (iii) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and (iv) all other products and services rendered by the independent accountants to the Company, the Adviser or the Adviser Entities, in the aggregate and by each service. The statement as to (ii), (iii) and (iv) should include (and separately disclose) fees billed in each of the last two fiscal years for the indicated services to (a) the Company,
     (b) the Adviser, and (c) the Adviser Entities.

III. Committee Structure and Operations:

     The Audit Committee shall meet semi-annually, or more frequently if circumstances dictate, to discuss with management and the independent accountants the annual audited financial statements and to address the matters set forth in Article IV. The Audit Committee should meet separately at least annually with each of management and the independent accountants to discuss any matters that the Audit Committee or any of these persons or firms believes should be discussed privately. The Audit Committee may request any officer or employee of the Company or of any service provider, outside counsel to the Company or to the independent directors, or representatives of the Company's independent accountants to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by which all persons participating in the meeting can hear each other.

IV.  Committee Duties and Powers:

     To carry out its purposes, the Audit Committee shall have the following duties and responsibilities:

     1.   with respect to the independent accountants,

          (v) to be directly responsible for the appointment, compensation, retention and oversight of the work of the independent accountants (including the resolution of disagreements between management and the independent accountants regarding financial reporting) and, in connection therewith, to review and evaluate matters potentially affecting the independence and capabilities of the independent accountants;(2)

--------
(2) Note that this requirement does not preclude the Audit Committee from obtaining the input of management, but these responsibilities must not be delegated to management. The Investment Company Act of 1940 requires that the appointment of independent accountants be approved by the vote in person of a majority of the independent directors. This can be accomplished by Board ratification of the appointment by the Audit Committee.

          (vi) to be directly responsible for the appointment, compensation, retention and oversight of the work of any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review or attestation services, which firm shall also report directly to the Audit Committee;

         (vii) to pre-approve, in accordance with the Policies and Procedures for the Pre-Approval of Services to be Performed by the Company's Independent Accountant (the "Pre-Approval Policies and Procedures") attached hereto as Annex A, all audit and non-audit services provided by the independent accountants to the Company as well as any applicable non-audit services provided by the independent accountants to the Adviser or any Adviser Entities that provide ongoing services to the Company that relate directly to the operations and financial reporting of the Company (the "Related Services");

        (viii) to obtain assurances from the independent accountants that the audit was conducted in a manner consistent with Section 10A of the 1934
               Act;

          (ix) to obtain from the independent accountants in connection with any audit a timely report relating to the Company's annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments within accounting principles generally accepted in the United States ("GAAP") for policies and practices related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent accountants, and any material written communications between the independent accountants and management, such as any "management" letter or schedule of unadjusted differences;

          (x) to ensure that the independent accountants prepare and deliver annually an Auditors' Statement (it being understood that the independent accountants are responsible for the accuracy and completeness of this Statement), and to discuss with the independent accountants any relationships or services disclosed in this Statement that may impact the objectivity and independence of the Company's independent accountants;

          (xi) to review and evaluate the qualifications, performance and independence of the independent accountants, as well as the lead partner of the independent accountants;

         (xii) to discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner and consider whether there should be a regular rotation of the audit firm itself; and

        (xiii) to take into account the opinions of management in assessing the independent accountants' qualifications, performance and independence.

     2. with respect to accounting principles and policies, financial reporting and internal control over financial reporting,

          (i) to advise management, the relevant service providers and the independent accountants that they are expected to provide or cause to be provided to the Audit Committee a timely analysis of significant issues and practices relating to accounting principles and policies, financial reporting and internal control over financial reporting, including, without limitation, significant issues discussed with the national office respecting auditing or accounting issues presented by the engagement;

          (ii) to consider any reports or communications (and management's and/or applicable service providers' responses thereto) submitted to the Audit Committee by the independent accountants required by auditing standards generally accepted in the United States ("GAAS"), as they may be modified or supplemented, including reports and communications related to:

               o    deficiencies, including significant
                    deficiencies or material weaknesses, in
                    internal control identified during the audit or other matters relating to internal control over financial reporting;

               o    consideration of fraud in a financial
                    statement audit;

               o    detection of illegal acts;

               o the independent accountants' responsibility under GAAS;

               o    any restrictions on audit scope;

               o    significant accounting policies;

               o    management judgments and accounting
                    estimates;

               o any accounting adjustments arising from the audit that were noted or proposed by the accountants but were passed (as immaterial or otherwise);

               o    the responsibility of the independent
                    accountants for other information in
                    documents containing audited financial
                    statements;

               o    disagreements with management;

               o    consultation by management with other
                    independent accountants;

               o major issues discussed with management prior to retention of the independent accountants;

               o difficulties encountered with management in performing the audit;

               o the independent accountants' judgments about the quality of the Company's accounting principles, and of any changes thereto; and

               o    reviews, if any, of interim financial
                    information conducted in accordance with GAAS by the independent accountants; and

         (iii) to meet with management, the independent accountants and, if appropriate, the relevant service providers:

               o to discuss the scope of the annual audit or any audit or review of interim financial statements;

               o to discuss the audited financial statements and other periodic reports, if any, including any Company disclosure relating to management's discussion of fund performance;

               o to review the following disclosures required to be made to the Audit Committee by the independent accountants in accordance with
                    Item 9(e) of Schedule 14A of the 1934 Act:

                    (a)  the percentage of audit-related
                         services, tax services and all other
                         services that were approved by the Audit
                         Committee pursuant to the Pre-Approval
                         Policies and Procedures;

                    (b)  the aggregate non-audit fees billed by
                         the Company's accountant for services
                         rendered to the Company, the Adviser and the Adviser Entities for the last two fiscal years of the Company;

                    (c) fees billed for services rendered to the Company and, separately, fees for
                         Related Services;

               o to discuss any significant matters arising from any audit or report or communication referred to in item 2(ii) above, whether raised by management or the independent accountants, relating to the Company's financial statements;

               o to review the effects of alternative GAAP methods on the financial statements;

               o to discuss any problems or difficulties the independent accountants encountered in the course of the audit, including any restrictions on their activities or access to requested information and management's response to such problems or difficulties, and to resolve significant disagreements between management and the independent accountants;

               o to discuss any "management" or "internal control" letter issued, or proposed to be issued, by the independent accountants to the Company;

               o to review the opinion rendered, or the form of opinion the independent accountants propose to render, to the Board and shareholders;

               o to discuss any significant communications between the audit team and the independent accountant's national office respecting auditing or accounting issues presented by the engagement;

               o to discuss, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent accountants setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (c) the effect of regulatory and accounting initiatives on the financial statements of the Company;

               o to discuss allocations of expenses between the Company and other entities and, if applicable, among different series of the Company and among different classes of shares of the Company;

               o to discuss the Company's compliance with Subchapter M and, if applicable, Subchapter
                    L, of the Internal Revenue Code of 1986, as amended;

               o    to discuss the Company's compliance with Rule
                    2a-7 of the Investment Company Act of 1940, to the extent that such Rule applies to the Company;

               o    to discuss with management and the
                    independent accountants their respective procedures to assess the appropriateness of securities prices provided by external pricing services;

               o to discuss with independent accountants their conclusions as to the reasonableness of procedures employed to determine the fair value of securities for which market quotations are not readily available, management's adherence to such procedures and the adequacy of supporting documentation;

               o    to discuss with management and the
                    independent accountants any reports issued by independent accountants regarding the
                    Company's transfer, custody and accounting agents;

               o to discuss the report of the independent accountants on the Company's system of internal accounting controls required to be filed with the Company's Form N-SAR;

               o    to discuss significant changes to the
                    Company's accounting principles, policies, controls, procedures and practices proposed or contemplated by management;

               o to discuss significant changes to auditing principles and to auditing policies, controls, procedures and practices implemented or expected to be implemented by the independent accountants; and

               o    to inquire about significant risks and
                    exposures, if any, and the steps taken to monitor, manage and minimize such risks; and

          (iv) to discuss with the Company and its legal advisors any significant legal matters that may have a material effect on the Company's business, financial statements or compliance policies, including material notices to any inquiries received from governmental agencies; and

     3. with respect to authority and responsibilities of the Audit Committee upon receipt of a report from counsel to Company or to the independent directors concerning
          (i) a material violation of law by the Company or by someone with a fiduciary or other duty to the Company or (ii) a material violation of the Code of Ethics (the "Code") by the Company's Principal Executive Officer, Principal Financial and Accounting Officer and Controller ("Covered Officers"),

          (i) to initiate a reasonable inquiry into the evidence presented to determine whether a material violation of law or of the Code in fact has occurred, is occurring or is about to occur, which may include an investigation by the Company's chief legal officer or outside attorneys;

          (ii) if the Audit Committee upon investigation reasonably determines that no violation of law or of the Code exists, to notify the reporting counsel of the basis for that determination;

         (iii) if the Audit Committee determines upon investigation that a violation of law does or may exist, to take all reasonable steps to adopt an appropriate response (which may include referral of the matter to the Board) and to advise the reporting counsel (and, to the extent the Audit Committee believes appropriate or required, others, such as the chief legal officer and chief executive officer) of that response;

          (iv) if the Audit Committee determines upon investigation that a violation of the Code does or may exist, to inform and make a recommendation to the Board, who will consider appropriate action;

          (v) to make the determinations required by the foregoing by majority vote and to ensure that no member shall act in contravention of any such majority determination; and

          (vi) to consult with the Company's chief legal officer in fulfilling their responsibilities hereunder (unless the circumstances reasonably dictate that such consultation would not be appropriate) and to have reasonable access at the Company's expense to consult or retain legal counsel or other expert assistance; and

     4. with respect to reporting, recommendations and other matters,

          (i) to provide advice to the Board in electing the principal accounting officer of the Company;

          (ii) to review with the Company's principal executive officer and/or principal financial officer, in connection with their certifications on Form N-CSR, any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process and summarize and report financial information and as to the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting;

         (iii) to establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls, or auditing matters, and for the confidential, anonymous submission by employees of the Company or the Adviser or employees of any service provider that provides accounting related services to the Company, of concerns regarding questionable accounting or auditing matters, and to address reports from attorneys or accountants about possible breaches of federal or state securities laws or fiduciary duty;

          (iv) to investigate or initiate an investigation of reports of improprieties or suspected improprieties in connection with the Company's accounting or financial reporting and to retain independent counsel, accountants or others to advise the Audit Committee or assist in the conduct of an investigation, as it deems necessary or appropriate, without seeking approval of the Board or management;

          (v) to prepare any report or other disclosures required by the SEC to be included in the Company's annual proxy statement;(3)

--------
(3) Closed-end investment companies must include in their proxy statements relating to the election of directors a signed report of the Audit Committee in which the Audit Committee states whether it has (i) reviewed and discussed the audited financial statements, (ii) discussed the matters to be discussed under SAS 61 and (iii) received from and discussed with the independent accountants their Statement as to whether, based on these three items, the Audit Committee recommended to the Board of Directors the inclusion of the audited financial statements in the Company's annual report required by ss.30(e) of the Investment Company Act of 1940.

          (vi) to grant waivers, as appropriate, to the Code sought by Covered Officers;

         (vii) to prepare and issue the evaluation required under "Performance Evaluation" below;

        (viii) to advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Code of Business Conduct and Ethics;

          (ix) to review the reports submitted by the Adviser relating to issues arising under the Adviser's Code of Ethics that relate to the Adviser's investment company business, including all violations of the Code, which reports are to be provided at least quarterly (more frequently if the Audit Committee so instructs);

          (x) to review the quality reports submitted by the Adviser's Internal Compliance Controls Committee relating to internal compliance matters, which reports are to be provided at least quarterly (more frequently if the Audit Committee so instructs);

          (xi) to review policies of the Adviser, the Adviser Affiliates and any other entity within the Company's Investment Company Complex, as such term is defined in Rule 2-01(f)(14) of Regulation S-X, for hiring employees or former employees of the independent accountants whose responsibilities are to include an accounting role or financial reporting oversight role with respect to the Company;

         (xii) to report its activities to the full Board on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and

        (xiii) to perform such other functions and to have such powers as may be necessary or appropriate in the efficient and lawful discharge of the foregoing.

V.   Delegation to Subcommittee:

     The Audit Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee. The Board and the Audit Committee have authorized the Chairman of the Audit Committee (or any other Audit Committee member to whom this responsibility has been delegated) to pre-approve any audit or non-audit services to be performed by the independent accountants, provided that such approvals do not exceed the limit set forth in the Audit Committee preapproval procedures and are presented to the Audit Committee at its next scheduled meeting.

VI.  Performance Evaluation:

     The Audit Committee shall prepare and review with the Board of Directors an annual performance evaluation of the Audit Committee, which evaluation shall compare the performance of the Audit Committee with the requirements of this charter. The performance evaluation shall also recommend to the Board any improvements to the Audit Committee's charter deemed necessary or desirable by the Audit Committee. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate. The report to the Board may take the form of an oral report by the chairman of the Audit Committee or any other member of the Audit Committee designated by the Audit Committee to make the report.

VII. Resources and Authority of the Audit Committee:

     The Audit Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate, without seeking approval of the Board or management.

     The Company shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board, for payment of:

     1. Compensation to the independent accountants and any other public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;

     2.   Compensation to any advisors employed by the Audit
          Committee; and

     3. Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.

     Approved as Amended and Restated on May 6, 2004

                        TABLE OF CONTENTS

                                                             Page
                                                             ----

INTRODUCTION....................................................1
PROPOSAL ONE  ELECTION OF DIRECTORS.............................2
INFORMATION AS TO THE FUND'S INVESTMENT ADVISER, SUB-ADVISER
AND ADMINISTRATOR...............................................9
OTHER MATTERS...................................................9
SUBMISSION OF PROPOSALS FOR THE NEXT ANNUAL MEETING OF
STOCKHOLDERS...................................................10

Exhibit A:
   Nominating Committee Charter...............................A-1

Exhibit B:
   Audit Committee Charter....................................B-1

                                 The Spain Fund, Inc.

                                 --------------------------------

                                              LOGO
                                 Alliance Capital Management L.P.

                                 --------------------------------

                                 NOTICE OF ANNUAL MEETING
                                 OF STOCKHOLDERS AND
                                 PROXY STATEMENT
June 3, 2004

                       THE SPAIN FUND, INC.


          PROXY IN CONNECTION WITH THE ANNUAL MEETING OF
             STOCKHOLDERS TO BE HELD ON JUNE 30, 2004

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS OF
THE SPAIN FUND, INC.


     The undersigned stockholder of The Spain Fund, Inc., a Maryland corporation (the "Fund"), hereby appoints Christina A. Morse and Carol H. Rappa, or either of them, as proxies for the undersigned, each with full power of substitution, to attend the Annual Meeting of Stockholders of the Fund (the "Annual Meeting") to be held at 11:00 a.m., Eastern Time, on June 30, 2004 at the offices of the Fund, 1345 Avenue of the Americas, 33rd Floor, New York, New York 10105, and any postponement or adjournment thereof, to cast on behalf of the undersigned all votes that the undersigned is entitled to cast at the Annual Meeting and otherwise to represent the undersigned at the Annual Meeting with all powers possessed by the undersigned if personally present at such Annual Meeting. The undersigned hereby acknowledges receipt of the Notice of Annual Meeting and accompanying Proxy Statement, revokes any proxy heretofore given with respect to such Annual Meeting and hereby instructs said proxies to vote said shares as indicated on the reverse side hereof.

     The Board of Directors knows of no reason why any of the nominees for the Board of Directors would be unable to serve, but in the event any nominee is unable to serve or for good cause will not serve, the proxies received indicating a vote in favor of such nominee will be voted for a substitute nominee as the Board of Directors may recommend.

     IF THIS PROXY IS PROPERLY EXECUTED, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST IN THE MANNER DIRECTED ON THE REVERSE SIDE HEREOF. IF THIS PROXY IS PROPERLY EXECUTED BUT NO INSTRUCTION IS GIVEN, THE VOTES ENTITLED TO BE CAST BY THE UNDERSIGNED WILL BE CAST "FOR" THE ELECTION OF EACH OF THE NOMINEES REFERRED TO IN PROPOSAL ONE AS DIRECTORS, AND IN THE DISCRETION OF THE PROXY HOLDER(S) ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY ADJOURNMENT OR POSTPONEMENT THEREOF.

     PLEASE VOTE, DATE AND SIGN ON THE REVERSE SIDE AND RETURN
     THIS PROXY CARD PROMPTLY IN THE ENCLOSED ENVELOPE.

     Please sign this Proxy exactly as your name(s) appear(s) on the records of the Fund. Joint owners should each sign personally. Trustees and other representatives should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If the stockholder is a corporation or another entity, the signature should be that of an authorized officer who should state his or her full title.

                         THE SPAIN FUND, INC.



/X/   Please mark votes as in this example.

Your Board of Directors recommends a vote "FOR" the election of all Nominees.

1.    Election of Directors.

      Class Three Director (Term expireS 2007):

           (01) Inmaculada de Habsburgo-Lorena,
           (02) Francisco Gomez Roldan
           (03) Juan Manuel Sainz de Vicuna

      Class Two Director (Term expires 2006)
           (04) William H. Foulk, Jr.

      Class One Director (Term expires 2005)
           (05) Daniel de Fernando Garcia

               FOR     /   /     /   /       WITHELD
               ALL                           FROM ALL
             NOMINEES                        NOMINEES


              /   /   ---------------------------------------
                      For all nominees except as noted above

2. To vote and otherwise represent the undersigned on any other matter that may properly come before the meeting or any postponement or adjournment thereof in the discretion of the Proxy holder(s).


 Please be sure to sign your name(s) exactly as it appears on this Proxy



Signature: ___________  Date:________  Signature: ____________  Date: ________

00250.0031 #484727